Exhibits 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Ezy Cloud Holding, Inc (the "Company") on Form 10-K for the transition period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joe Leung, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 26, 2016

/s/ Joe Leung
Joe Leung
Principal Financial Officer